UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BLUE APRON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2021
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
Dear Blue Apron
STOCKHOLDER:
We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Apron Holdings, Inc. (“Blue Apron”) to be held on Monday, June 14, 2021 at 10:00 a.m., Eastern Time, via the Internet at a virtual web conference at http://www.meetingcenter.io/269560249.
To continue to support the health and well-being of our stockholders, employees and directors in light of the ongoing coronavirus (“COVID-19”) pandemic in the United States, our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Details regarding the virtual meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Annual Meeting of Stockholders and Proxy Statement.
Pursuant to the Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials under the SEC’s “notice and access” rules. On or about April [29], 2021, we will begin mailing to our stockholders a Notice of Internet
Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2020.
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the Annual Meeting online, I hope you will submit a proxy to vote your shares as soon as possible. You may submit a proxy to vote your shares over the Internet in advance of the Annual Meeting or during the virtual Annual Meeting or, if you requested printed copies of proxy materials, you may also vote by mailing a proxy card or submitting a proxy by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.
If you plan to attend the virtual Annual Meeting, you will need the control number included in your Notice, on your proxy card or voting instruction form. The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on June 14, 2021. Please allow yourself ample time for the online check-in procedures.
Thank you for being a Blue Apron stockholder. We hope that you can attend the Annual Meeting online.
Sincerely,
LINDA F. KOZLOWSKI President and Chief Executive Officer
April [29], 2021

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

Notice of 2021 Annual Meeting
OF STOCKHOLDERS
Notice is hereby given that Blue Apron Holdings, Inc. will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”):
At the Annual Meeting, we will ask you to consider and vote upon these proposals.
Items of business
1
To elect the following two Class I directors to hold office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal:
•
Linda F. Kozlowski            • Barry Salzberg

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021
3	To approve an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors
4	To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof)
To continue to support the health and well-being of our stockholders, employees and directors in light of the ongoing coronavirus (“COVID-19”) pandemic in the United States, our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Only holders of record of our Class A common stock and Class B common stock at the close of business on
April 19, 2021 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the enclosed proxy statement (the “Proxy Statement”). A complete list of registered stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock or Class B common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at http://www.meetingcenter.io/269560249.
You are entitled to virtually attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the virtual Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or

Notice of 2021 Annual Meeting OF STOCKHOLDERS
nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend, vote and ask questions at the virtual Annual Meeting. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the meeting and submit questions online during the meeting is included in the accompanying Proxy Statement. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Voting” beginning on page 3 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of Our Board of Directors,
MEREDITH L. DEUTSCH
General Counsel and Corporate Secretary
April [29], 2021

Your Vote IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the virtual Annual Meeting online, please submit a proxy to vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card.
Your participation will help to ensure the presence of a quorum at the virtual Annual Meeting and save Blue Apron the extra expense associated with additional solicitation.
If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors or on the amendment to our restated certificate of incorporation unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet).
For your vote to be counted, you will need to submit your proxy in advance of the Annual Meeting or vote at the Annual Meeting in accordance with the instructions set forth in these proxy materials.
Submitting a proxy to vote your shares in advance will not prevent you from attending the virtual Annual Meeting online, revoking your earlier submitted proxy in accordance with the instructions set forth in the proxy materials or voting your shares online during the virtual Annual Meeting.

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

Table of
CONTENTS
1	General Information
1	Explanatory Note
2	Information about Our Annual Meeting and Voting
6	Proposal 1—Election of Directors
6	Number of Directors; Board Structure
6	Nominees
6	Recommendation of Our Board of Directors
7	Directors, Executive Officers and Corporate Governance
7	Board of Directors
13	Executive Officers
15	Director Independence
17	Board Leadership Structure
17	Code of Conduct and Ethics
17	Corporate Governance Guidelines
18	Board Meetings
18	Annual Meeting Attendance
18	Committees
21	Compensation Consultants
22	Compensation Committee Interlocks and Insider Participation
22	Board Processes
24	Stockholder Communications
25	Corporate Social Responsibility
28	Proposal 2—Ratification of the Appointment of Our Independent Registered Public Accounting Firm
28	Principal Accounting Fees and Services
29	Recommendation of Our Board of Directors
29	Report of the Audit Committee of Our Board of Directors
30	Proposal 3—Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to Declassify our Board of Directors
32	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
35	Executive Compensation
35	Executive Compensation Overview
35	Summary Compensation Table
36	Narrative to Summary Compensation Table
39	Outstanding Equity Awards at Fiscal Year-End
40	Equity Compensation Plan Information
40	Potential Payments Upon Termination or Change in Control
41	Retirement Benefits
42	Employee Benefits and Perquisites
42	Limitation of Liability and Indemnification
44	Director Compensation
47	Certain Relationships and Related Transactions
47	Policies and Procedures for Related Person Transactions
48	Related Person Transactions
49	Transaction of Other Business
49	Additional Information
49	Procedures for Submitting Stockholder Proposals
A-1	Annex A—Proposed Certificate of Amendment to Restated Certificate of Incorporation

In this proxy statement the terms “Blue Apron,” “the company,” “we,” “us,” and “our” refer to Blue Apron Holdings, Inc.
Certain statements in this proxy statement, other than purely historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this report. When used in this proxy statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2020, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on February 23, 2021. The proxy statement speaks only as to the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
All website addresses set forth in this proxy statement are for information only and are not intended to be an active link or to incorporate any website information into this document.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
Proxy Statement for the 2021 Annual Meeting
OF STOCKHOLDERS TO BE HELD MONDAY, JUNE 14, 2021
General Information

Our board of directors solicits your proxy on our behalf for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”).

The Annual Meeting will be held:
Availability of proxy materials

We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April [29], 2021.

The mailing address of our principal executive offices is:
Blue Apron Holdings, Inc. 28 Liberty Street New York, NY 10005
Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2022, provided that, if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1.07 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of that year.

1   BLUE APRON 2021 PROXY STATEMENT

PROXY STATEMENT | Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting

INTERNET AVAILABILITY OF PROXY MATERIALS
We are providing access to our proxy materials over the Internet. On or about April [29], 2021, we will mail the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the virtual Annual Meeting.
RECORD DATE
April 19, 2021.
QUORUM
The holders of a majority of the voting power of all issued and outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote on the Record Date must be virtually present online or represented by proxy at the Annual Meeting to constitute a quorum.
SHARES OUTSTANDING
Class of Blue Apron shares	Number of outstanding shares as of the Record Date
Class A common stock	[•] shares
Class B common stock	[•] shares
Class C capital stock	none
STOCKHOLDER LIST
A list of registered stockholders as of the close of business on the Record Date will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock or Class B common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at http://www.meetingcenter.io/269560249.
ATTENDANCE AT VIRTUAL ANNUAL MEETING
We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting http://www.meetingcenter.io/269560249. The webcast will start at 10:00 a.m., Eastern Time, on Monday, June 14, 2021. You will need the control number included on your Notice, proxy card or voting instruction form in order to be able to attend, vote or ask questions during the meeting. The password for the meeting is APRN2021. Please allow yourself ample time for the online check-in procedures.
If you are not a stockholder of record but hold shares through an intermediary, such as a bank or broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend the virtual Annual Meeting. To register to attend the virtual Annual Meeting, you must submit proof of beneficial ownership as of the Record Date, with your name and email address to Computershare. Requests for registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 9, 2021. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to:
legalproxy@computershare.com
Computershare Blue Apron Holdings, Inc. Legal Proxy P.O. Box 43001 Providence, Rhode Island 02940-3001

BLUE APRON 2021 PROXY STATEMENT   2

PROXY STATEMENT | Information about the Annual Meeting and Voting
QUESTIONS AT THE ANNUAL MEETING
If you wish to submit a question prior to or during the virtual Annual Meeting, you may log into, and ask a question on, the virtual meeting platform at http://www.meetingcenter.io/269560249. Our virtual meeting will be governed by our Rules of Conduct which will be available on the virtual meeting platform during the virtual Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
VOTING
There are five ways a stockholder of record can vote. If you are a stockholder of record as of the Record Date, you may vote by using any of the following methods:
STOCKHOLDERS OF RECORD
BY INTERNET	Prior to the Meeting, go to www.investorvote.com/APRN
BY QR CODE	Scan the QR code on your proxy card
BY TELEPHONE	Call toll-free 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
BY MAIL	If you requested printed copies of proxy materials, complete, sign and date your proxy card and return in the postage-paid envelope
DURING THE MEETING	Go to http://www.meetingcenter.io/ 269560249
If you hold your shares through a bank or broker, please follow their instructions in order to vote.
The Annual Meeting will be a virtual only meeting, which can be accessed at http://www.meetingcenter.io/
269560249. If you are a stockholder of record as of the Record Date, you will have the ability to attend the virtual meeting and vote online during the meeting. If you are not a stockholder of record but hold shares through an intermediary, such as a bank or broker, trustee or nominee, see “Attendance at Virtual Annual Meeting” above. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the virtual meeting.
DEADLINE TO VOTE
In order to be counted, proxies submitted by telephone, Internet or QR Code must be received by 11:59 p.m., Eastern Time, on June 13, 2021. Proxies submitted by U.S. mail must be received before the start of the virtual Annual Meeting.

REVOKING YOUR PROXY
Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting online during the meeting, by filing an instrument in writing revoking the proxy prior to the meeting or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by submitting a proxy again using the telephone or Internet before the cutoff time (11:59 p.m., Eastern Time, on June 13, 2021). Your latest telephone or Internet proxy submitted prior to the Annual Meeting is the one that will be counted, unless you virtually attend the Annual Meeting and vote your shares online during the meeting. Attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
VOTING RIGHTS
Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class C capital stock have no voting rights except as prescribed by law or as provided in our restated certificate of incorporation, as amended; there were no shares of Class C capital stock outstanding as of the Record Date.

3   BLUE APRON 2021 PROXY STATEMENT

PROXY STATEMENT | Information about the Annual Meeting and Voting
VOTES REQUIRED TO ADOPT PROPOSALS
For Proposal 1, the election of directors, the two nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors.
For Proposal 2, a majority of the votes properly cast FOR the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
For Proposal 3, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast at the meeting FOR the proposal is required to approve an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors.

Proposal		Board voting recommendation	Vote required	Effect of abstentions	Broker discretionary voting allowed	Effect of broker non-votes
1	Election of directors	FOR each director nominee	The two nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors	Not applicable	No	No effect
2	Ratification of the Appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	A majority of the votes properly cast FOR the proposal	No effect	Yes	Not applicable
3	Approval of an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors	FOR	Affirmative vote of 66-2/3% of the votes entitled to be cast at the meeting FOR the proposal	Vote against	No	Vote against
EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors.
Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Abstentions and broker non-votes will have the same effect as votes against the approval of an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors.
Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal 2, the ratification of the appointment of Ernst & Young LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors or the proposal to amend our restated certificate of incorporation, as amended, to declassify our board of directors, unless you affirmatively provide the broker instructions on how to vote on those matters.

BLUE APRON 2021 PROXY STATEMENT   4

PROXY STATEMENT | Information about the Annual Meeting and Voting
VOTING INSTRUCTIONS
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and FOR the approval of an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.
VOTING RESULTS
We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.
ADDITIONAL SOLICITATION/COSTS
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf virtually during the meeting, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.
HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you request such separate copies by contacting us at:
Blue Apron Holdings, Inc. Attention: Investor Relations 28 Liberty Street New York, New York 10005
investor.relations@blueapron.com
(347) 719-4312
If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, email or telephone number.

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Proposal 1—
ELECTION OF DIRECTORS
Number of Directors; Board Structure

Currently, our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The terms of our Class I directors expire at the Annual Meeting. The terms of our Class II directors will expire at the 2022 annual meeting. The terms of our Class III directors will expire at the 2023 annual meeting. Directors are elected to hold office for a three-year term or until the election and qualification of their successors in office, subject to their earlier death, resignation or removal.
As discussed in the section entitled “Proposal 3—Approval of an Amendment to our Restated
Certificate of Incorporation, as Amended, to Declassify our Board of Directors,” our board of directors recently approved, subject to stockholder approval at the Annual Meeting, an amendment to our restated certificate of incorporation, as amended, to provide for the phased declassification of our board of directors. If Proposal 3 is approved by the requisite vote of stockholders at the Annual Meeting and our restated certificate of incorporation is amended, directors will be elected to one-year terms of office beginning at our 2022 annual meeting.

Nominees

Based on the recommendation of our nominating and corporate governance committee, our board of directors has nominated Linda F. Kozlowski and Barry Salzberg for election as directors to hold office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors. Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that either of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of Our Board of Directors

LINDA F. KOZLOWSKI
BARRY SALZBERG

The board of directors recommends that you vote FOR the election of each of Linda F. Kozlowski and Barry Salzberg as Class I directors.

BLUE APRON 2021 PROXY STATEMENT   6

Directors, Executive Officers
AND CORPORATE GOVERNANCE
Board of Directors

The biographies of each of the director nominees and continuing directors below contain information regarding each such person’s service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board of directors and nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our board of directors and nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.
Our corporate governance guidelines also dictate that a majority of our board of directors be comprised of independent directors whom our board of directors has determined have no material relationship with the company and are otherwise “independent” directors under the published listing rules of the New York Stock Exchange (“NYSE”).

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board of Directors
Below is information, as of April 13, 2021, regarding our director nominees and directors whose terms are continuing after the Annual Meeting.
Director	Age	Blue Apron director since	Independent	Committees
				Audit	Compensation	Nominating and Corporate Governance
• CLASS I DIRECTOR NOMINEES FOR ELECTION AT THE 2021 ANNUAL MEETING
Linda F. Kozlowski	47	2019
Barry Salzberg	67	2020
• CLASS II CONTINUING DIRECTORS, WITH TERMS EXPIRING AT THE 2022 ANNUAL MEETING
Jennifer Carr-Smith	49	2020
Brenda Freeman	56	2020
• CLASS III CONTINUING DIRECTORS, WITH TERMS EXPIRING AT THE 2023 ANNUAL MEETING
Peter Faricy	54	2020
Elizabeth Huebner	63	2020
Matthew B. Salzberg	37	2011; since 2017
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRMAN OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT

BLUE APRON 2021 PROXY STATEMENT   8

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class I Nominees for Election

Class I Nominees for Election for a Three-Year Term Ending at the 2024 Annual Meeting

AGE 47 DIRECTOR SINCE April 2019	Linda F. Kozlowski

BACKGROUND
•
Ms. Kozlowski has been the president and chief executive officer of Blue Apron and a member of our board of directors since April 2019.

•
Ms. Kozlowski served as chief operating officer of Etsy, Inc., a global marketplace for unique and creative goods, from May 2016 to December 2018.

•
From October 2012 to December 2015, Ms. Kozlowski served in multiple positions at Evernote Corporation, a mobile app for productivity, including as chief operating officer from May 2015 to December 2015, during which time she oversaw worldwide operations and led cross-functional teams in offices across seven countries. Ms. Kozlowski served as vice president of worldwide operations at Evernote from May 2014 to May 2015, as vice president of international marketing from April 2013 to May 2014, and as director of market development from October 2012 to April 2013.

•
Ms. Kozlowski previously worked for Alibaba.com, from July 2009 to October 2012, most recently as director of global marketing and customer experience.

•
Since May 2018, Ms. Kozlowski has served as a member of the board of directors of Ralph Lauren Corporation. Ms. Kozlowski is also a member of the boards of directors of Styleseat and Dress for Success.

EDUCATION
•
Ms. Kozlowski holds a B.A. degree in corporate communications and journalism from Elon University and an M.A. degree in journalism and public relations from the University of North Carolina at Chapel Hill.

QUALIFICATIONS
•
We believe Ms. Kozlowski is qualified to serve on our board of directors due to her experience and various senior management roles in multiple consumer technology organizations and because of her service as our president and chief executive officer.

9   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class II Directors Continuing in Office
AGE 67 DIRECTOR SINCE October 2020	Barry Salzberg

BACKGROUND
•
Mr. Salzberg was the global chief executive officer of Deloitte Touche Tohmatsu Limited, a leading global provider of audit and assurance, consulting, financial advisory, risk advisory, tax and related services, from 2011 until his retirement in May 2015. Previously at Deloitte, he also served as chief executive officer of Deloitte LLP (USA) and managing partner, USA.

•
From June 2015 to June 2018, Mr. Salzberg was Professor of Professional Practice and Director, Executives in Residence at Columbia Business School, the business school of Columbia University in the City of New York.

•
Since September 2015, Mr. Salzberg has served as a member of the board of directors of Thomson Reuters.

•
Mr. Salzberg is a certified public accountant.

EDUCATION
•
Mr. Salzberg holds a B.S. degree in accounting from the City University of New York—Brooklyn College, a J.D. from Brooklyn Law School and an L.L.M from the New York University School of Law.

RELATIONSHIPS
•
Mr. Salzberg is the father of Matthew B. Salzberg, the chairman of the Board.

QUALIFICATIONS
•
We believe that Mr. Salzberg is qualified to serve on our board of directors due to his more than 40 years of leadership, finance, accounting, operations and international business experience.

Class II Directors Continuing in Office until the
2022 Annual Meeting

AGE 49 DIRECTOR SINCE October 2020 COMMITTEES • Audit •Compensation	Jennifer Carr-Smith	INDEPENDENT

BACKGROUND
•
Ms. Carr-Smith has been the president of JCS Advisory Services, LLC, a firm providing advisory services to high growth companies in the digital, consumer space, since April 2018. In connection with her role at JCS Advisory Services, LLC, Ms. Carr-Smith has served as an interim executive and/or director at various companies.

•
From August 2017 to April 2018, Ms. Carr-Smith was general manager and senior vice president North America Local of Groupon, Inc., a global e-commerce marketplace.

•
Ms. Carr-Smith was the chief executive officer and president of Peapod Online Grocer, LLC, an online grocery delivery service, from June 2015 to August 2017.

•
Ms. Carr-Smith has previously served as chief operating officer of each of J. Crew Direct, giggle and Gilt.com.

•
Ms. Carr-Smith has served as a member of the boards of directors of Perdue Farms since February 2019, Full Harvest since January 2020, Australia-based Woolworths Group (ASX: WOW) since May 2019 and Zeal Grass Milk Creamery since June 2020.

EDUCATION
•
Ms. Carr-Smith holds a B.A. degree in economics from Brown University and an M.B.A. degree from Harvard Business School.

QUALIFICATIONS
•
We believe that Ms. Carr-Smith is qualified to serve on our board of directors due to her experience building, scaling and transforming businesses across industry sectors, including consumer packaged goods, apparel and grocery, and her experience as an e-commerce operating executive.

BLUE APRON 2021 PROXY STATEMENT   10

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class II Directors Continuing in Office
AGE 56 DIRECTOR SINCE October 2020 COMMITTEES • Audit •Nominating and Corporate Governance	Brenda Freeman	INDEPENDENT

BACKGROUND
•
Since February 2020, Ms. Freeman has been chief executive officer of Arteza, Inc., a direct-to-consumer arts and crafts manufacturing and supply company.

•
Ms. Freeman founded and has served as president of Joyeux Advisory Group LLC, a firm providing advisory services to early-stage startups and Fortune 500 companies, since January 2018.

•
From March 2016 to December 2018, Ms. Freeman was chief marketing officer of Magic Leap, Inc., a virtual reality technology company, and from December 2018 to April 2019 was senior advisor to the chief executive officer.

•
From March 2015 to March 2016, Ms. Freeman served as chief marketing officer of National Geographic Channel, a television network and channel.

•
Ms. Freeman has been a member of the board of directors of Caleres, Inc.

since April 2017 and of Avnet since November 2018. Ms. Freeman previously served on the board of directors of Herman Miller, Inc. from January 2016 to June 2019 and on the board of directors of RTW Retailwinds, Inc. from April 2019 to April 2020.
•
Previously, Ms. Freeman served as chief marketing officer at Turner Broadcasting Systems, Inc. and was vice president, television marketing at DreamWorks Animation SKG Inc.

EDUCATION
•
Ms. Freeman holds a B.S. degree in chemical engineering and an M.B.A. degree from the University of Maryland.

QUALIFICATIONS
•
We believe that Ms. Freeman is qualified to serve on our board of directors due to her experience in e-commerce, direct-to-consumer, marketing and business strategy.

11   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class III Directors Continuing in Office
Class III Directors Continuing in Office until the
2023 Annual Meeting

AGE 54 DIRECTOR SINCE October 2020 COMMITTEES • Compensation • Nominating and Corporate Governance	Peter Faricy	INDEPENDENT

BACKGROUND
•
Mr. Faricy has been appointed chief executive officer of Sun Power Corp., a solar company, effective as of April 19, 2021.

•
Mr. Faricy was the chief executive officer of global direct-to-consumer for Discovery, Inc., a television company, from September 2018 to August 2020.

•
From February 2009 to September 2018, Mr. Faricy was vice president of Amazon Marketplace at Amazon.com, Inc., a multinational technology company, and before that he oversaw Amazon’s music and movie product categories in North America.

•
Mr. Faricy has previously held management roles at Borders Group, Ford Motor Company, and McKinsey & Co.

EDUCATION
•
Mr. Faricy holds a B.A. degree in marketing from Michigan State University and an M.B.A. degree from the University of Michigan Stephen M. Ross School of Business.

QUALIFICATIONS
•
We believe that Mr. Faricy is qualified to serve on our board of directors due to his experience leading operations for major companies that sit at the intersection of technology and media and his deep direct-to-consumer and scale expertise.

AGE 63 DIRECTOR SINCE January 2020 COMMITTEES • Audit • Compensation	Elizabeth Huebner	INDEPENDENT

BACKGROUND
•
Ms. Huebner has served as a member of the board of directors of REI Co-op since May 2019 and as a member of the board of directors of Curology, Inc. since February 2021.

•
From 2009 to August 2017, Ms. Huebner served on the board of directors of Blucora, Inc.

•
Ms. Huebner served as senior vice president and chief financial officer for Getty Images, Inc., a provider of visual content and rights services, from 2000 to 2006.

•
Ms. Huebner previously served as chief financial officer at each of Primus Knowledge Solutions and Fluke Corporation.

EDUCATION
•
Ms. Huebner holds a B.S. degree in Accounting from the University of Utah—David Eccles School of Business.

QUALIFICATIONS
•
We believe that Ms. Huebner is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Executive Officers
AGE 37 DIRECTOR SINCE our inception in 2011 CHAIRMAN OF THE BOARD OF DIRECTORS SINCE June 2017	Matthew B. Salzberg

BACKGROUND
•
Mr. Salzberg is one of Blue Apron’s founders.

•
Mr. Salzberg founded and has served as managing partner of Material, a venture capital investment firm that specializes in new company creation, since December 2018.

•
Mr. Salzberg served as Blue Apron’s executive chairman from November 2017 to December 2018, and before that as our president and chief executive officer from inception. He also previously served as our treasurer from inception until January 2017.

•
Before founding Blue Apron, Mr. Salzberg was employed as a senior associate by Bessemer Venture Partners, a venture capital firm. Prior to that, he was an analyst at Blackstone, a private equity firm.

•
Since July 2015, Mr. Salzberg has served as a co-founder and member of the board of directors of Embark Veterinary, Inc.

•
Mr. Salzberg also serves on the boards of directors of Suma Brands, Inc., Level Platform, Inc. and Kitchen to Kitchen.

EDUCATION
•
Mr. Salzberg holds an A.B. degree in economics from Harvard College and an M.B.A. degree from Harvard Business School.

RELATIONSHIPS
•
Mr. Salzberg is the son of Barry Salzberg, a member of our Board.

QUALIFICATIONS
•
We believe that Mr. Salzberg is qualified to serve on our board of directors due to his extensive knowledge of our company and the industry in which we compete, and his vision and leadership as a founder and as our former president and chief executive officer.

Executive Officers

In addition to Ms. Kozlowski, our president and chief executive officer, who also serves as a director, our executive officers, listed alphabetically, as of April 13, 2021 are:
Meredith L. Deutsch
AGE 48 GENERAL COUNSEL AND CORPORATE SECRETARY since September 2019
BACKGROUND
•
Previously, Ms. Deutsch was special counsel in the corporate department at Fried, Frank, Harris, Shriver and Jacobson, LLP, a global law firm, from February 2017 to August 2019.

•
Ms. Deutsch was executive vice president, general counsel and secretary at Morgans Hotel Group Co., a global hospitality company, from May 2014 to December 2016.

•
Ms. Deutsch was a member of the capital markets practice at Jones Day for twelve years.

EDUCATION
•
Ms. Deutsch holds a B.A. degree in history from the University of Pennsylvania and a J.D. from Cornell Law School.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Executive Officers
Charlean Gmunder
AGE 57 CHIEF OPERATING OFFICER since November 2020
BACKGROUND
•
Previously, Ms. Gmunder served as vice president, catering operations of United Airlines, Inc., a commercial airline, from January 2018 to April 2020.

•
From August 2015 to October 2017, Ms. Gmunder worked at Maple Leaf Foods Inc., a packaged meats company, most recently serving as vice president, operations.

•
Ms. Gmunder worked at Wm. Wrigley Jr. Co. for more than ten years, serving most recently as president and chief executive officer of its wholly owned subsidiary, L.A. Dreyfus Company.

•
Ms. Gmunder has held operations roles at Chiquita Brands International, The Promotion in Motion Companies, Inc., Premio Foods Inc. and National Starch Food Innovation.

EDUCATION
•
Ms. Gmunder holds a B.S. degree in chemical engineering and an M.B.A. degree from Rutgers University.

Randy Greben
AGE 43 CHIEF FINANCIAL OFFICER AND TREASURER since January 2021
BACKGROUND
•
Previously, Mr. Greben served as senior vice president, chief financial officer of Ann Inc., an American clothing retailer and a division of Ascena Retail Group, Inc., from March 2017 to December 2019.

•
From May 2013 to March 2017, Mr. Greben served first as chief financial officer and then as chief financial officer and general manager of Quidsi, Inc., an e-commerce company and subsidiary of Amazon.com, Inc.

•
Mr. Greben previously held positions in finance at Tesco’s Fresh & Easy Neighborhood Markets and Taco Bell, a YUM! Brands company.

EDUCATION
•
Mr. Greben holds a B.S. degree in hotel and restaurant management from Cornell University and an M.B.A degree from University of California, Irvine—Paul Merage School of Business.

Irina Krechmer
AGE 50 CHIEF TECHNOLOGY OFFICER since June 2019
BACKGROUND
•
Previously, Ms. Krechmer served as vice president of engineering at XO Group Inc., the parent company of digital brands including The Knot, The Bump, The Nest and GigMasters, from April 2014 to April 2019.

•
From October 2010 to April 2014, Ms. Krechmer was executive director of engineering at Amplify, a curriculum and assessment company.

•
Ms. Krechmer worked at Redcats USA, a global online home shopping retailer, for over seven years, most recently serving as director of enterprise platform engineering.

EDUCATION
•
Ms. Krechmer holds a B.S. degree in applied mathematics from Odessa National ‘I.I. Mecnikov’ University in Ukraine.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Director Independence
Terri Leitgeb
AGE 50 CHIEF PEOPLE OFFICER since April 2021
BACKGROUND
•
Previously, Ms. Leitgeb served as chief people officer at David’s Bridal, Inc., a wedding and formal wear clothing retailer, from December 2017 to March 2021.

•
From May 2006 to November 2016, Ms. Leitgeb worked at Tesco PLC, a British multinational groceries and general merchandise retailer, most recently serving as chief people officer of its wholly-owned subsidiary, dunnhumby Ltd.

EDUCATION
•
Ms. Leitgeb holds a B.A. degree in political science from Oregon State University and an M.B.A degree from Portland State University.

Danielle Simpson
AGE 44 CHIEF MARKETING OFFICER since March 2021
BACKGROUND
•
Ms. Simpson joined Blue Apron in September 2019, serving most recently as vice president of marketing and brand until her promotion to chief marketing officer in March 2021.

•
From March 2013 to March 2019, Ms. Simpson was president and co-founder of Pure Growth Consulting LLC, a marketing and advertising consulting firm.

EDUCATION
•
Ms. Simpson holds a B.S. degree in social science from University of New South Wales in Australia.

Director Independence

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee:
•
accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or

•
be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our board of directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors will make an annual determination of whether each director is independent within the meaning of the independence standards of the NYSE, the SEC and our applicable board committees.

15   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Director Independence
Our board of directors has determined that each of Mses. Carr-Smith, Freeman and Huebner and Mr. Faricy is an “independent director” as defined under the rules of the NYSE. Our board of directors also has determined that Ms. Carr-Smith, Ms. Freeman and Ms. Huebner, who comprise our audit committee, Ms. Carr-Smith, Ms. Huebner and Mr. Faricy, who comprise our compensation committee, and Ms. Freeman and Mr. Faricy, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the rules of the NYSE, as applicable. Our board of directors previously determined that each of Julie Bradley, Tracy Britt Cool, Gary Hirshberg and Brian Kelley (each of whom resigned in October 2020) was an “independent director” as defined under the rules of the NYSE and that Ms. Bradley, who served on our audit and compensation committees in 2020, Ms. Britt
Cool, who served on our audit and nominating and corporate governance committees in 2020, Mr. Hirshberg, who served on our compensation and nominating and corporate governance committees in 2020, and Mr. Kelley, who served on our audit and nominating and corporate governance committees in 2020, each satisfied the independence standard for such committees established by the SEC and the rules of the NYSE. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.
While we qualify as a “controlled company” within the meaning of the corporate governance standards of the NYSE based on the combined voting power over our shares of capital stock held by Matthew B. Salzberg and Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, we do not currently rely, and we do not intend to rely on any of the corporate governance exemptions available to a controlled company. Please see footnote 9 to the table set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for more information of the voting power of the shares of capital stock beneficially owned by Mr. M. Salzberg and the Family Trust Created under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Leadership Structure
Board Leadership Structure

Chairman of the Board	President and Chief Executive Officer
MATTHEW B. SALZBERG	LINDA F. KOZLOWSKI
• Leads our board in its fundamental role of providing advice to and oversight of management	• Focuses on running the business
Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairman of the board of directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our chief executive officer, Ms. Kozlowski, to focus on running the business, while allowing our chairman of the board of directors, Mr. M. Salzberg, to lead our board in its fundamental role of providing advice to and oversight of management.
As our board of directors has determined that each of our directors, other than Ms. Kozlowski, Mr. B. Salzberg and Mr. M. Salzberg, is independent, our board of directors believes that the independent directors provide effective oversight of management. Our board of directors believes that its leadership structure is appropriate because it strikes an effective balance between strategic development and independent leadership and management oversight in the board process.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of conduct and ethics is posted under the heading “Corporate Governance—Governance Documents” on the
Investor Relations section of our website, which is located at investors.blueapron.com. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to the extent required by applicable law, the rules of the SEC or the rules of the NYSE.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:
•
our board of directors’ principal responsibility is to oversee the management of the company;

•
a majority of the members of our board of directors must be independent directors;

•
the non-management directors will meet in executive session at least semi-annually;

•
directors have full and free access to management and, as necessary, independent advisors;

•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•
the nominating and corporate governance committee will conduct an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

17   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Meetings
Board Meetings

Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend board meetings to report on and discuss their areas of responsibility. Our board of directors held seventeen meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2020.
During 2020, each director, with the exception of Brian Kelley, attended at least 75% of the aggregate of:
•
the total number of meetings of our board of directors held during the period for which he or she has been a director, and

•
the total number of meetings held by all committees of our board of directors upon which he or she served during the periods that he or she served.

Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules.

Annual Meeting Attendance

It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. Five of our directors attended our 2020 annual meeting of stockholders.

Committees

Our amended and restated by-laws provide that our board of directors may delegate responsibility to committees. Our board of directors has three standing committees:

Our board of directors has also adopted a written charter for each of the three standing committees. Each committee charter is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

BLUE APRON 2021 PROXY STATEMENT   18

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Committees
Audit Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2020 10
• Elizabeth Huebner • Jennifer Carr-Smith • Brenda Freeman

KEY RESPONSIBILITIES
Our audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, and code of conduct and ethics;

•
reviewing and discussing our risk management policies, including cybersecurity, information security and technology risks and food safety and other regulatory risks;

•
establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by SEC rules.

All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
QUALIFICATIONS
Our board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our board of directors has designated Ms. Huebner as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
CHARTER
Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
AUDIT COMMITTEE REPORT
The Report of the Audit Committee of the Board of Directors is on page 29 of this proxy statement.

19   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Committees
Compensation Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2020 8
•Jennifer Carr-Smith • Peter Faricy • Elizabeth Huebner

KEY RESPONSIBILITIES
Our compensation committee’s responsibilities include:
•
annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•
determining the compensation of our chief executive officer;

•
reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

•
overseeing an evaluation of our senior executives;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to our board of directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure to the extent such disclosure is required by SEC rules; and

•
preparing annual compensation committee reports to the extent required by SEC rules.

Typically, our compensation committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by our compensation committee, in consultation with our president and chief executive officer and our chief people officer.

Our compensation committee meets regularly in executive session. Our president and chief executive officer may not participate in, or be present during, any deliberations or determinations of our compensation committee regarding her compensation or individual performance objectives.
Our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and NYSE requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
CHARTER
Our compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Compensation Consultants
Nominating and Corporate Governance Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2020 7
•Brenda Freeman • Peter Faricy

KEY RESPONSIBILITIES
Our nominating and corporate governance committee’s responsibilities include:
•
identifying individuals qualified to become members of our board of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

•
reviewing and making recommendations to the board of directors with respect to management succession planning;

•
developing and recommending to the board of directors corporate governance principles; and

•
overseeing an annual evaluation of the board of directors.

CHARTER
Our nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

Compensation Consultants

Our compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Our compensation committee has in the past engaged Compensia, Inc., a national management consulting firm (“Compensia”), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry, to assist our compensation committee in developing an appropriate list of peer companies, and to advise on our executive compensation program generally. In 2020, Compensia did not assist our compensation committee but was re-engaged in December 2020 to assist the compensation committee in modifying our 2021 executive compensation and long-term incentive program for 2021 and future years to ensure that our compensation is competitive so that we can attract, reward, motivate and retain our employees.
Although our compensation committee considers the advice and recommendations of independent compensation consultants, other third-party benchmarks and management as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. We expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Our compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in the NYSE listing rules. Compensia did not provide any services to us in 2020 outside of services provided to the compensation committee relating to the 2021 compensation modifications. We did not pay Compensia any fees in 2020.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Compensation Committee Interlocks
Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Board Processes

OVERSIGHT OF RISK

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Processes
DIRECTOR NOMINATION PROCESS
Our board of directors is responsible for selecting its own members. Our board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of our board of directors, and of management, will be requested to take part in the process as appropriate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our board of directors and others for recommendations, evaluation of the performance on our board of directors and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors.
Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through:
•
the use of search firms or other advisors,

•
the recommendations submitted by stockholders,

•
the recommendations submitted by members of our boards of directors, or

•
such other methods as our nominating and corporate governance committee deems to be helpful to identify candidates.

Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by our nominating and corporate governance committee.
Our nominating and corporate governance committee may gather information about the candidates through:
•
interviews,

•
written questionnaires,

•
comprehensive background checks, or

•
any other means that our nominating and corporate governance committee deems to be appropriate in the evaluation process.

Our nominating and corporate governance committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board of directors’ approval as director nominees for election to our board of directors. In considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described above under “Corporate Governance Guidelines.” Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others:
•
integrity,

•
honesty,

•
adherence to high ethical standards,

•
business acumen,

•
good judgment, and

•
a commitment of service to the company, including a commitment to understand our business and industry.

Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.
All of the Class I director nominees are currently members of our board of directors. The biographies

23   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Stockholder Communications
of such director nominees under the heading “Class I Nominees for Election for a Three-Year Term Ending at the 2024 Annual Meeting” in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director of our company. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.
Our board currently has seven members. Stockholders may recommend individuals for consideration by our nominating and corporate governance committee and board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Corporate Secretary at:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated by-laws and must be received by us no later than the date referenced below under the heading “Procedures for Submitting Stockholder Proposals.” Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth below under the heading “Procedures for Submitting Stockholder Proposals.”
In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria approved by our board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things:
•
the skills of the proposed director candidate,

•
his or her depth and breadth of professional experience or other background characteristics,

•
his or her independence, and

•
the needs of our board of directors.

Stockholder Communications

Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about Blue Apron, by mailing correspondence to our Corporate Secretary:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
Our legal team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairman of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about Blue Apron.

BLUE APRON 2021 PROXY STATEMENT   24

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Corporate Social Responsibility
Corporate Social Responsibility

Overview
Blue Apron’s vision is “better living through better food” and we believe that delivering better food in a socially responsible way is our responsibility. By mindfully sourcing, packaging and handling food, we strive to protect the natural resources on which we all depend, and we aim to support the farmers, ranchers, producers and workers on whom we rely to supply our food to our customers.
In general, we believe that Blue Apron’s business inherently supports positive environmental outcomes. We recognize, however, that we must continually strive to evaluate and account for the environmental and social impacts of our business. In support of our goals, in 2020, we appointed a head of sustainability and social impact who reports directly to our chief executive officer. This new position is designed to provide oversight and accountability, set internal metrics and measurable long-term goals for corporate social responsibility goals and establish defined processes for monitoring improvement. We also joined America Is All In, a coalition of leaders convened in support of climate action in the United States and a demonstration of our commitment to reversing climate change.
In 2020, we established five key pillars to our corporate social responsibility strategy:
•
responsible sourcing,

•
operational food waste reduction,

•
packaging sustainability,

•
social impact, and

•
diversity, equity and inclusion.

We plan to assess and expand these areas of focus with insight from a third party that we intend to engage to lead a materiality assessment in 2021 and 2022.
Responsible Sourcing
Our responsible sourcing platform consists of four components:
•
food safety and employee health and safety,

•
clean ingredients,

•
animal welfare, and

•
sustainable seafood.

Food Safety and Employee Health and Safety
In 2018, we received our certification under the Safe Quality Food (“SQF”) Food Safety Code for Manufacturing across all of our fulfillment centers. Our two permanent fulfillment centers in Richmond, California and Linden, New Jersey are audited annually. The SQF Food Safety Code is a rigorous, farm-to-fork food safety scheme benchmarked by the Global Food Safety Initiative. Additionally, we maintain an Environment, Health & Safety (“EH&S”) team composed of representatives from across the company. The EH&S team is responsible for employee training on proper health and safety practices with the goal of zero recordable injuries. To support commitment to health and safety across our supply chain, we also require that all of our suppliers sign a code of conduct and adhere to all applicable laws requiring responsible and ethical business conduct.
Clean Ingredients
We strive to have 100% of the ingredients that we source be non-genetically modified as certified by our suppliers, and none of the ingredients that we source contain monosodium glutamate or high fructose corn syrup. Additionally, none of the animals raised for meat in our supply chain receive added hormones or subtherapeutic antibiotics and they are fed a vegetarian diet free from animal byproducts.
Animal Welfare
We announced our animal welfare policy in 2018 under which we have committed to making progress toward The Five Freedoms, which are a set of animal welfare principles with roots in a 1960s British parliamentary inquiry and updated in 1979 by The Farm Animal Welfare Council to include 1) freedom from hunger and thirst, 2) freedom from discomfort, 3) freedom from pain, injury or disease, 4) freedom to express normal behavior and 5) freedom from fear and distress. We believe that animals should be given the ability to exhibit their natural behaviors. For that reason, we prioritize enriched environments and pasture-based systems as part of our meat sourcing strategy. Additionally, we are committed to transparency and have aligned our animal welfare goals with third-party animal welfare certification

25   BLUE APRON 2021 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Corporate Social Responsibility
programs, such as Certified Humane Raised and Handled® and Global Animal Partnership, to ensure adherence to the Five Freedoms and independent on-farm inspections.
Sustainable Seafood
We partner with The Monterey Bay Aquarium Seafood Watch, a leading authority on seafood sustainability, to meet our goal of having 100% of our sourced seafood rated as either “Best Choice” or “Good Alternative” at the time it is selected, or has a comparable sustainability certification.
In 2020, 100% of our seafood was sourced from farms or fisheries with sustainability certifications from leading sustainability organizations, such as from Marine Stewardship Council, Aquaculture Stewardship Council and Best Aquaculture Practices. Again demonstrating our commitment to transparency, in March 2021, we became the first meal kit company to join the Ocean Disclosure Project, a platform for voluntary seafood sourcing disclosures.
Operational Food Waste Reduction
In 2016, we became the first meal kit company to join the U.S. Food Loss & Waste 2030 Champions and by 2020, we had significantly reduced waste in our fulfillment center operations. We believe that reducing waste is a critical way that we can minimize our environmental footprint, and we maintain a team focused on preventing and diverting food waste in our facilities.
This team completes product audits upon arrival to our fulfillment centers and during production to minimize inventory of perishable goods and to optimize shelf life, and this team also physically manages all end of life product dispositions—diverting surplus food from landfills or incinerators via secondary market sales, a weekly employee “farmers market” food distribution program (at no cost to our employees), donations to our local Feeding America network food banks, and/or sending non-consumables to be used for animal feed or compost whenever possible.
We have also adopted rigorous tracking against our food waste reduction goals and to help identify areas of opportunity, drive continuous improvement and hold ourselves accountable.
Packaging Sustainability
In order to reduce plastic pollution and enhance the sustainability of our packaging, we prioritize circular economy principles and specifically, packaging recyclability, post-consumer recycled content (PCR) and consumer education. A significant portion (by weight) of the packaging that we send to our customers is recyclable. We also partner with How2Recycle®, a standardized labeling system that clearly communicates recycling instructions to the public, and are working to add How2Recycle® labels to all of our packaging. The gel packs that are used to keep our boxes cold in transit are drain safe and fully recyclable. We also maintain a human-led packaging innovation and design lab meant to reduce and continuously improve the sustainability of our packaging and adjust packaging according to season. Additionally, we are working to assess the greenhouse gas emissions associated with all of our packaging to support more informed decision making in support of our sustainability goals.
Social Impact
We are committed to addressing food access in our local communities and since 2012, have partnered with regional food banks under the Feeding America umbrella to donate surplus food. In 2020, we also provided charitable support in the forms of sponsorship and cause marketing to hunger relief organizations, especially important given the negative impacts of the coronavirus pandemic on food security. Additionally, as discussed above, we operate a weekly “farmers market”, a company-run program that provides fulfillment center employees with access to high quality ingredients for meals at home at no cost to them.
In addition to prioritizing hunger relief, we partner with Wellness in the Schools (“WITS”), a New York City-based nonprofit organization committed to ending childhood obesity by promoting healthy eating and lifestyle choices. Historically, as “chef partners” we have participated in WITS Cafe Days, during which members of our culinary team visited area school cafeterias to prepare interactive lunchtime meals, and also invited students from area schools to our test kitchen for a day of cooking education. In 2020, and in response to the onset of the COVID-19 pandemic, we provided WITS with online cooking demonstration content to support underserved, food insecure youth.

BLUE APRON 2021 PROXY STATEMENT   26

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Corporate Social Responsibility
Diversity, Equity and Inclusion
We celebrate diversity and strive to create a culture where we value, respect and provide fair treatment and equal opportunities for all employees. In 2020, we introduced Aprons for All, our diversity, equity and inclusion task force, sponsored by our chief executive officer and led by our head of sustainability and social impact. We are committed to building out our diversity and inclusion programming for our employees to be specifically designed to address unconscious bias and promote anti-racism. For example, in 2020, we also introduced our Red, White and Blue Aprons initiative, committing to closing all of our facilities, with pay, on Election Day, and providing our employees assistance with voter registration, early voting services, absentee ballots and transportation to the polls.

27   BLUE APRON 2021 PROXY STATEMENT

Proposal 2—
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.
Our audit committee’s charter, which was adopted in connection with our initial public offering, or IPO, in June 2017, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee approved all audit, audit-related and non-audit services provided by Ernst & Young LLP during fiscal years 2020 and 2019.
We expect that a representative of Ernst & Young LLP will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

The following table sets forth the aggregate professional fees billed or to be billed by Ernst & Young LLP for audit, audit-related, tax and other services rendered for 2020 and 2019 (in thousands).
	Year ended December 31,
Fee category	2020 ($)	2019 ($)
Audit fees	1,368	1,142
Audit-related fees	162	―
Tax fees	―	―
All other fees	4	2
Total fees	1,534	1,144

BLUE APRON 2021 PROXY STATEMENT   28

PROPOSAL 2―RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS | Recommendation of Our Board
of Directors
AUDIT FEES. Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements.
AUDIT-RELATED FEES. Represents fees for services provided in connection with the preparation and submission of our Registration Statement on Form S-3 and other filings related to the underwritten public offering of shares of our Class A Common Stock in 2020.
ALL OTHER FEES. Represents fees for services other than the services reported in Audit Fees, Audit-Related Fees and Tax Fees.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the ratification and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Report of the Audit Committee of Our Board of Directors

The information contained in this audit committee report shall not be deemed to be:
•
“soliciting material,”

•
“filed” with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act,

•
subject to Regulations 14A or 14C of the Exchange Act, or

•
subject to the liabilities of Section 18 of the Exchange Act.

No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Blue Apron specifically incorporates this report or a portion of it by reference.
Our audit committee’s general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
Our audit committee has reviewed the company’s consolidated financial statements for 2020 and met with management, as well as with representatives of Ernst & Young LLP, the company’s independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, our audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.
Based on the foregoing communications, its review of the financial statements and other matters it deemed relevant, our audit committee recommended to our board of directors that the company’s audited consolidated financial statements for 2020 be included in the company’s Annual Report on Form 10-K for 2020.
RESPECTFULLY SUBMITTED BY THE MEMBERS
OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
Elizabeth Huebner (Chair)
Jennifer Carr-Smith
Brenda Freeman

29   BLUE APRON 2021 PROXY STATEMENT

Proposal 3—
APPROVAL OF AN AMENDMENT TO OUR RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO
DECLASSIFY OUR BOARD OF DIRECTORS
In connection with our board of directors’ review of our corporate governance practices and current corporate governance trends, we have undertaken a plan to enhance our corporate governance practices. In effecting this plan, our board of directors:
•
intends to approve an amendment to our amended and restated by-laws to implement a majority voting standard for director elections, unless the election is contested,

•
has adopted stock ownership guidelines for our non-employee directors and chief executive officer (“Stock Ownership Guidelines”), and

•
has adopted and recommended for approval by our stockholders an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors, for which we are seeking stockholder approval.

In considering the declassification of our board of directors, our board of directors reviewed arguments in favor and against continuation of a classified board and determined that it is in the company’s and its stockholders’ best interests to propose to declassify the board of directors. In its review, the board of directors considered the advantages of maintaining the classified board structure, including, among other reasons, that classified boards provide increased protection in the context of certain abusive takeover tactics because it is more difficult to change a majority of directors on a board in a single year. While our board of directors continues to believe that this remains an important consideration, our board of directors also considered the potential advantages of declassification, including the ability of stockholders to evaluate directors annually, which is generally viewed by many institutional stockholders as increasing the accountability of directors to such stockholders, and the fact that many publicly traded companies have declassified their boards in favor of annual elections. After carefully weighing these considerations, our board of directors has determined that it would be in the best interests of the company and its stockholders to declassify the board of directors and, accordingly, approved the proposed amendment to our restated certificate of incorporation, as amended, and recommends that the stockholders adopt this amendment by voting in favor of this proposal.
Currently, our board of directors is divided into three classes, with directors elected to staggered three-year terms. Approximately one-third of our directors stand for election each year. Our board of directors has adopted and declared advisable, and recommends for your approval, an amendment to Article TENTH of our restated certificate of incorporation, as amended, to phase out the present three-year, staggered terms of our directors and instead provide for the annual election of directors.
If the proposed amendment to our restated certificate of incorporation, as amended, is approved by stockholders, directors will thereafter be elected to one-year terms of office beginning at our 2022 annual meeting of stockholders, such that at our 2024 annual meeting of stockholders we will have a single class of directors subject to annual election for one-year terms. Directors who have been elected to three-year terms prior to the effectiveness of the amendment, including directors elected at the Annual Meeting, would complete those three-year terms, and thereafter would be eligible for annual one-year term re-election after completion of their current terms. Accordingly, directors who were elected at the 2020 annual meeting of stockholders, whose terms will expire in 2023, and the directors who are elected at the Annual Meeting, whose terms will expire in 2024, will hold office until the end of their terms.
In addition, until our 2024 annual meeting of stockholders, any director elected or appointed to our board of directors to fill a vacancy on the board of directors or newly created directorship will hold office until the next election of the class for which such director is chosen; thereafter, any director so appointed will hold office until our next annual meeting of stockholders following such appointment. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Delaware law provides that members of a board that is classified may be removed only for cause and

BLUE APRON 2021 PROXY STATEMENT   30

PROPOSAL 3―APPROVAL OF AMENDMENT TO DECLASSIFY OUR BOARD | Recommendation of Our Board of
Directors
that members of a board that is not classified may be removed by stockholders with or without cause. At present, because our board of directors is classified, our restated certificate of incorporation, as amended, provides that our directors are removable only for cause. In conjunction with the proposal to declassify our board of directors, we are also proposing to amend the restated certificate of incorporation to provide that at any time the board of directors is no longer classified, directors may be removed from office, with or without cause, by the affirmative vote of the holders of at least 66-2/3% of the votes which all the stockholders would be entitled to cast in any annual election of directors.
The text of the amendment to our restated certificate of incorporation is attached as Annex A to this proxy statement and incorporated herein by reference. Other than changes relating to the declassification of the board of directors and the ability of stockholders to remove directors as described above, the proposed amendment to our restated certificate of incorporation effects no further amendments to our restated certificate of incorporation.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the proposal to approve an amendment to our restated certificate of incorporation, as amended, to declassify our board of directors.

31   BLUE APRON 2021 PROXY STATEMENT

 Security Ownership of Certain
Beneficial Owners and Management
AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of March 31, 2021, for:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Applicable percentage ownership is based on 14,657,259 shares of Class A common stock and 3,393,791 shares of Class B common stock outstanding at March 31, 2021. The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock and Class B common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. At March 31, 2021, there were no outstanding shares of Class C capital stock.
Unless otherwise indicated, the address of all listed stockholders is c/o Blue Apron Holdings, Inc., 28 Liberty Street, New York, New York 10005. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name	Shares beneficially owned				% of total voting power
	Class A		Class B
	Number	%	Number	%
5% STOCKHOLDERS
Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement(1)	―	―	1,316,272	38.8%	27.1%
Morgan Stanley(2)	959,584	6.5%	―	―	2.0%
DPH Holdings Ltd.(3)	1,830,535	12.5%	―	―	3.8%
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Linda F. Kozlowski(4)	98,384	*	―	―	*
Timothy S. Bensley	28,634	*	―	―	*
Meredith Deutsch(5)	17,964	*	―	―	*
Jennifer Carr-Smith	―	―	―	―	―
Peter Faricy	―	―	―	―	―
Brenda Freeman	―	―	―	―	―
Elizabeth Huebner	23,799	*	―	―	*
Barry Salzberg(6)	―	―	1,866,147	55.0%	38.4%(7)
Matthew B. Salzberg(8)	128,631	*	2,964,271	87.3%	61.2% (9)
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (13 PERSONS)(10)	306,307	2.1%	3,152,334	92.9%	65.4%

BLUE APRON 2021 PROXY STATEMENT   32

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
*
Less than 1%

(1)
Consists of: 1,316,272 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Matthew B. Salzberg and his father, Barry Salzberg, serve as co-trustees.

(2)
The information shown is based upon disclosures filed on a Schedule 13G with the SEC on February 10, 2021 based on holdings as of December 31, 2020 by Morgan Stanley. The address of Morgan Stanley is: 1585 Broadway, New York, NY 10036.

(3)
The information shown is based upon disclosures filed on a Form 4 with the SEC on January 6, 2021 based on holdings as of January 4, 2021 by DPH Holdings Ltd. The address of DPH Holdings Ltd. is: SUITE 3E-1, LANDMARK SQUARE 64 EARTH CLOSE, GRAND CAYMAN E9 KY1-9006.

(4)
Consists of:

(i)
82,297 shares of Class A common stock held by Ms. Kozlowski; and

(ii)
16,087 shares of Class A common stock issuable to Ms. Kozlowski pursuant to restricted stock units vesting within 60 days of March 31, 2021.

(5)
Consists of:

(i)
13,180 shares of Class A common stock held by Ms. Deutsch; and

(ii)
4,784 shares of Class A common stock issuable to Ms. Deutsch pursuant to restricted stock units vesting within 60 days of March 31, 2021.

(6)
Consists of:

(i)
79,473 shares of Class B common stock held by Mr. B. Salzberg;

(ii)
108,590 shares of Class B common stock held by The Salzberg Family 2011 Trust, for which Mr. B. Salzberg and his wife, Evelyn Salzberg, serve as co trustees, and for which Mr. B. Salzberg has sole investment control and his wife has sole voting control;

(iii)
1,316,272 shares of Class B common stock held of record by Family Trust Created Under Article V of The Matthew Salzberg 2014 Annuity Trust Agreement, for which Mr. B. and his son, Mr. M. Salzberg, serve as co-trustees, and for which Mr. B. Salzberg has sole voting control and Mr. M. Salzberg has sole investment control;

(iv)
180,906 shares of Class B common stock held of record by MS 2018 Trust I, for which Mr. B. Salzberg and Mr. M. Salzberg serve as co-trustees, and for which Mr. B. Salzberg has sole voting control and Mr. M Salzberg has sole investment control; and

(v)
180,906 shares of Class B common stock held of record by MS 2018 Trust II, for which Mr. B. Salzberg and Mr. M. Salzberg serve as co-trustees, and for which Mr. B. Salzberg has sole voting control and Mr. M. Salzberg has sole investment control.

(7)
Represents the voting power attributed to all of the shares beneficially owned by Mr. B. Salzberg set forth in footnote 6 above, which includes the shares of Class B common stock held by The Salzberg 2011 Family Trust, for which Mr. B. Salzberg has sole investment power and his wife has sole voting power. Accordingly, Mr. B. Salzberg has or shares voting power over 36.2% of the total voting power of our capital stock.

(8)
Consists of:

(i)
128,631 shares of Class A common stock held by Mr. M. Salzberg;

(ii)
1,115,161 shares of Class B common stock held by Mr. M. Salzberg;

(iii)
1,316,272 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Mr. M. Salzberg and his father, Mr. B. Salzberg, serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control;

(iv)
180,906 shares of Class B common stock held by MS 2018 Trust I, for which Mr. M. Salzberg and Mr. B. Salzberg serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control;

(v)
180,906 shares of Class B common stock held by MS 2018 Trust II, for which Mr. M. Salzberg and Mr. B Salzberg serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control;

(vi)
166,666 shares of Class B common stock held by The Matthew Salzberg Family 2014 Trust, for which Mr. M. Salzberg serves as a trustee;

(vii)
1,250 shares of Class B common stock held by Aspiration Growth Opportunities II GP, LLC, with respect to which Mr. M. Salzberg has shared investment and voting power; and

33   BLUE APRON 2021 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
(viii)
3,110 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2021.

(9)
Represents the voting power attributed to all of the shares beneficially owned by Mr. M. Salzberg set forth in footnote 7 above, which includes the shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement (which jointly reported its holdings with Mr. M. Salzberg's on a Schedule 13G/A filed with the SEC on February 16, 2021), and MS 2018 Trust I and MS 2018 Trust II, for which Mr. M. Salzberg has sole investment power and Mr. B. Salzberg has sole voting power. Accordingly, Mr. M. Salzberg has or shares voting power over 26.7% of the total voting power of our capital stock.

(10)
Consists of:

(i)
276,304 shares of Class A common stock;

(ii)
30,003 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2021;

(iii)
3,149,224 shares of Class B common stock; and

(iv)
3,110 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2021.

BLUE APRON 2021 PROXY STATEMENT   34

Executive
COMPENSATION
Executive Compensation Overview

This section describes the material elements of compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated executive officers (other than our chief executive officer). We refer to this group of executive officers as our “named executive officers.”

For 2020, our named executive officers were:
Linda F. Kozlowski
President and chief executive officer
Meredith L. Deutsch
General counsel and corporate secretary
Timothy S. Bensley
Former chief financial officer and treasurer (resigned effective as of December 31, 2020)

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our	executive officers and is intended to place in perspective the data presented in the tables and narrative discussions that follow.
Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers during the years indicated.
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock awards(2) ($)	All other compensation ($)	Total ($)
LINDA KOZLOWSKI President and Chief Executive Officer	2020	250,000	187,500	417,914	―	855,414
	2019	183,562(3)	68,636	2,155,924	―	2,408,322
TIMOTHY BENSLEY Former Chief Financial Officer and Treasurer	2020	500,000	―	327,375(4)	375,000(5)	1,202,375
	2019	483,288(6)	187,500	861,352	―	1,532,140
Meredith L. Deutsch(7) General Counsel and Corporate Secretary	2020	355,000	266,250	174,609	―	795,859

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EXECUTIVE COMPENSATION | Narrative to Summary Compensation Table
(1)
Represents discretionary cash bonuses for the applicable year, paid in the subsequent year. For Ms. Kozlowski, the 2019 bonus amount consists of a discretionary bonus based on the prorated approximate amount of Ms. Kozlowski’s annual performance-based target cash bonus.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 12 “Share-based Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2020.

(3)
Represents salary earned by Ms. Kozlowski for the portion of 2019 during which she was employed by us. Ms. Kozlowski was hired effective April 9, 2019 and was paid a pro rata portion of an annual base salary of $250,000.

(4)
Mr. Bensley’s employment terminated in December 2020 but we entered into an advisory agreement with Mr. Bensley pursuant to which Mr. Bensley provided advisory services to us. Pursuant to the terms of the applicable equity awards made to Mr. Bensley, Mr. Bensley’s unvested equity was eligible to continue to vest through the end of the term of the advisory agreement. The advisory agreement expired by its terms on February 7, 2021, upon which all unvested RSUs held by Mr. Bensley were automatically forfeited and cancelled.

(5)
Because Mr. Bensley’s employment terminated in December 2020, Mr. Bensley was ineligible for a 2020 bonus. However, pursuant to the terms of the advisory agreement we entered into with Mr. Bensley, he was entitled to receive a lump sum payment equal to his 2020 annual bonus as if he had remained an employee of the company through the date any such bonuses are paid to other employees.

(6)
On March 3, 2019, Mr. Bensley’s base salary was increased to $500,000.

(7)
Ms. Deutsch was not a named executive officer for 2019. Therefore, the Summary Compensation Table includes compensation information for 2020 only.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider:
•
compensation for comparable positions in the market,

•
the historical compensation levels of our executives,

•
individual performance as compared to our expectations and objectives,

•
our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and

•
a long-term commitment to our company.

We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.
Our chief executive officer typically proposes base salary, target bonuses and equity incentive compensation for members of our executive team (excluding himself or herself, as applicable) to the compensation committee. The chief executive officer’s proposals are based on the company’s pay philosophy and methodology and in line with executive compensation for similarly situated executives at peer companies. Our compensation committee then typically reviews and discusses the proposals with the chief executive officer and chief financial officer for all executives other than the chief executive officer. The compensation committee, without the applicable members of management present, further discusses the chief executive officer’s recommendations and ultimately recommends for our board of directors’ approval the base salary, target bonuses and equity incentive compensation of our executive officers for the current year, as well as the amount of executive officer cash bonuses for the prior year, based on the attainment of company and individual goals. The chief executive officer is not present during voting or deliberations regarding her compensation by the compensation committee or the board of directors.

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EXECUTIVE COMPENSATION | Narrative to Summary Compensation Table
BASE SALARY
In 2020, we paid annual base salaries to our named executive officers as follows:
Named executive officer	Base salaries ($)
Ms. Kozlowski	250,000
Mr. Bensley	500,000
Ms. Deutsch	355,000
These base salaries were determined based on a variety of factors, including using a competitive assessment of similarly situated executives at peer companies, and taking into account customary annual base salary increases, recognize their individual performance and provide competitive compensation to retain key executives. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
ANNUAL BONUS
Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers, along with individual goals, and conduct an annual performance review to determine the attainment of such goals. The target bonuses for our named executive officers for 2020 were:
Named executive officer	Target annual bonus, as a percentage of base salary
Ms. Kozlowski	75%
Mr. Bensley	75%
Ms. Deutsch	75%
Our management may propose bonus awards to the compensation committee or the board of directors primarily based on such review process and such target percentages. Our compensation committee determines or makes a recommendation to the board of directors regarding eligibility requirements for and the amount of such bonus awards. With respect to 2020, we awarded and paid bonuses to our named executive officers as follows:
Named executive officer	Annual bonus ($)
Ms. Kozlowski	187,500
Mr. Bensley	—
Ms. Deutsch	266,250
We paid $187,500 to Ms. Kozlowski, which reflected 100% of her annual performance-based target cash bonus based on her annual performance, and $266,250 to Ms. Deutsch, which reflected 100% of her annual performance-based target cash bonus, each as approved by our compensation committee.
Mr. Bensley’s employment terminated in December 2020 and, therefore, Mr. Bensley was ineligible for a 2020 bonus. However, in December 2020, we entered into an advisory agreement with Mr. Bensley pursuant to which Mr. Bensley provided advisory services to us, in return for which he was entitled to receive a lump sum payment equal to his 2020 annual bonus as if he had remained an employee of the company through the date any such bonuses were paid to other employees.
EQUITY INCENTIVES
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, other than for our chief executive officer pursuant to our Stock Ownership Guidelines, we believe that equity grants:
•
provide our executives with a strong link to our long-term performance,

•
create an ownership culture, and

•
help to align the interests of our executives and our stockholders.

In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options, performance stock units (“PSUs”) and/or RSUs. For example, in 2021, the compensation committee determined to shift the company’s equity incentive award strategy from time-based RSU awards to PSU awards with vesting subject to (i) our Class A common

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EXECUTIVE COMPENSATION | Narrative to Summary Compensation Table
stock achieving certain minimum unweighted closing prices per share, averaged over a 30 consecutive trading day period prior to February 25, 2024 and (ii) time-based vesting.
On each of February 27, 2020, May 25, 2020, August 25, 2020 and November 25, 2020, our board of directors granted RSU awards, representing the right to receive an aggregate amount of 63,828 shares, 50,000 shares and 26,668 shares of Class A common stock, to Ms. Kozlowski, Mr. Bensley and Ms. Deutsch, respectively. The aggregate target dollar value of these RSU awards was approximately $1,000,000, $750,000 and $400,000 for each of Ms. Kozlowski, Mr. Bensley and Ms. Deutsch, respectively, adjusted based on the grant methodology described below. In accordance with Ms. Kozlowski’s offer letter, for 25% of her 2020 RSU awards, the number of shares of Class A common stock underlying each such RSU award was determined by dividing the target dollar value of each award by the unweighted average closing price of our Class A common stock over the ninety calendar day period immediately preceding the date that her employment as our chief executive officer was publicly announced. For the remaining grants, the number of shares of Class A common stock underlying each such RSU award was determined by dividing the target dollar value of each award by the greater of either:
•
the unweighted average closing price of our Class A common stock based on the trading days during the immediately preceding ninety calendar day period immediately prior to the date of submission of the RSU awards to our compensation committee for approval; or

•
$15.00.

In accordance with the methodology described in the preceding sentence, with the exception of 25% of Ms. Kozlowski’s 2020 RSU grants, the February, May, August and November 2020 grants were each calculated by dividing the target dollar value of each award by $15.00. The RSU awards granted in February 2020 were scheduled to vest over four years in quarterly installments, with 6.25% of the RSUs vesting on each May 25, August 25, November 25 and February 25 over the four-year period following February 25, 2020. The RSU awards granted in May 2020 were scheduled to vest in 8.31% installments on each of August 25, 2020 November 25, 2020 and February 25, 2021 and thereafter in equal
6.25% quarterly installments (on each May 25, August 25, November 25 and February 25) beginning on May 25, 2021. The RSU awards granted in August 2020 were scheduled to vest in 12.5%installments on each of November 25, 2020 and February 25, 2021 and thereafter in equal 6.25% quarterly installments (on each May 25, August 25, November 25 and February 25) beginning on May 25, 2021. The RSU awards granted in November 2020 were scheduled to vest in a 25% installment on February 25, 2021 and thereafter in equal 6.25% quarterly installments (on each on each May 25, August 25, November 25 and February 25) beginning on May 25, 2021.
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date. As such, all unvested RSUs held by Mr. Bensley were automatically forfeited and cancelled as of the date he no longer provided services to us.
ADVISORY AGREEMENT
On December 4, 2020 we entered into an advisory agreement with Mr. Bensley, which provided for:
•
a lump sum payment equal to Mr. Bensley’s 2020 annual bonus as if he had remained an employee through the date any such bonuses were paid to other employees, subject to approval by our board of directors,

•
In the event Mr. Bensley elected to receive Consolidated Omnibus Budget Reconciliation Act (“COBRA”) continuation health coverage, payment of the company portion of the premiums associated with Mr. Bensley’s and his dependents’ COBRA continuation health coverage for the length of the term of the advisory agreement, or, if earlier, through the date Mr. Bensley becomes eligible for benefits coverage under a new employer’s benefits plan, and

•
Pursuant to the terms of the applicable equity awards made to Mr. Bensley, Mr. Bensley’s unvested equity was eligible to continue to vest through the end of the term of the advisory agreement. The advisory agreement expired by its terms on February 7, 2021 and no additional equity awards vested during the term.

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EXECUTIVE COMPENSATION | Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2020.
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested(1) ($)
Linda F. Kozlowski	―	―	―	―	170,639(2)	953,872
Timothy S. Bensley	―	―	―	―	75,652(3)	422,895
Meredith L. Deutsch	―	―	―	―	60,894(4)	340,397

(1)
This column represents the market value of the shares underlying RSUs as of December 31, 2020, based on the closing price of our Class A common stock, as reported on the NYSE, of $5.59 per share on December 31, 2020.

(2)
Represents RSU awards granted on May 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, and November 25, 2020 for 257,400 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest as follows:

(i)
The May 2019 grant will vest as to 3.38% of the RSUs on May 25, 2019, 6.25% of the RSUs in equal installments for following 15 quarters, and the remaining 2.87% on May 25, 2023.

(ii)
The February 2020 grant will vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2024.

(iii)
The May 2020 grant will vest in 8.31% quarterly installments until May 25,2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

(iv)
The August 2020 grant will vest in 12.5% quarterly installments until May 25,2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25,2024.

(v)
The November 2020 grant will vest in 25% quarterly installments until May 25, 2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.

(3)
Represents RSU awards granted on May 25, 2018, February 25, 2019, February 27,2020, May 25, 2020 August 25, 2020, and November 25,2020 for 113,538 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest as follows:

(i)
The May 2018 grant will vest as to 25% of the RSUs on May 25, 2019 and thereafter in equal quarterly installments through May 25, 2022.

(ii)
The February 2019 grant will vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2023.

(iii)
The February 2020 grant will vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2024.

(iv)
The May 2020 grant will vest in 8.31% quarterly installments until May 25,2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

(v)
The August 2020 grant will vest in 12.5% quarterly installments until May 25,2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25,2024.

(vi)
The November 2020 grant will vest in 25% quarterly installments until May 25, 2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.

(4)
Represents RSU awards granted on November 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, and November 25,2020 for 76,557 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest as follows:

(i)
The November 2019 grant will vest as to 25% of the RSUs on November 25, 2020 and thereafter in equal quarterly installments through November 25, 2023.

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EXECUTIVE COMPENSATION | Equity Compensation Plan Information
(ii)
The February 2020 grant will vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2024.

(iii)
The May 2020 grant will vest in 8.31% quarterly installments until May 25,2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

(iv)
The August 2020 grant will vest in 12.5% quarterly installments until May 25, 2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

(v)
The November 2020 grant will vest in 25% quarterly installments until May 25, 2021 and thereafter in equal 6.25% quarterly installments until they become fully vested on February 25, 2024.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.

Equity Compensation Plan Information

Our equity compensation plans consist of our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan. Prior to our IPO, we granted awards under the 2012 Equity Incentive Plan. Following our IPO, any remaining shares available for issuance under our 2012 Equity Incentive Plan were added to the shares reserved under our 2017 Equity Incentive Plan.

The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2020:
Equity compensation plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1) ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Equity Incentive Plan	59,936	100.96	―
2017 Equity Incentive Plan	1,694,199	―	1,369,567
Equity compensation plans not approved by security holders	―	―	―
Total	1,754,135	100.96	1,370,589

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

Potential Payments Upon Termination or Change in Control

The Blue Apron Holdings, Inc. Executive Severance Benefits Plan, adopted by our compensation committee in February 2018 (the “Severance Plan”), provides certain designated eligible full-time executives of the company or any of its subsidiaries whose position generally is at or above the level of Senior Vice President or its equivalent (“Covered Employees”), including our named executive officers, certain severance benefits upon the occurrence of the following events (each, a “Covered Termination”):
•
With respect to Covered Employees other than Ms. Kozlowski, a termination without cause (as defined in the Severance Plan) prior to a change in control (as defined in the Severance Plan);

•
with respect to Ms. Kozlowski, a termination without cause or a resignation for good reason (as defined in the Severance Plan and as modified by Ms. Kozlowski’s offer letter), in either case prior to a change in control; and

•
a termination without cause or a resignation for good reason, in either case within 12 months following a change in control, or, pursuant to Ms. Kozlowski’s offer letter, in Ms. Kozlowski’s case, 24 months following a change in control (a “Change in Control Termination”).

The Severance Plan administrator is our board of directors or a committee thereof designated by our

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EXECUTIVE COMPENSATION | Retirement Benefits
board of directors. Pursuant to the Severance Plan, each Covered Employee who is subject to a Covered Termination is entitled to:
•
continuation of such Covered Employee’s monthly base salary (as defined in the Severance Plan) for a period of 12 months in the case of Ms. Kozlowski, or six months in the case of other Covered Employees (as applicable, the “Severance Period”), following such termination, and with respect to certain executive officers, as provided for in the applicable officer’s offer letter, in the case of a Change in Control Termination, an additional 6 months of base salary continuation;

•
in the event such Covered Employee elects to receive COBRA continuation health coverage following such termination, payment by the company of a portion of the cost of COBRA continuation health coverage for the Covered Employee and his or her applicable dependents through the earliest of:

(i)
the end of the Covered Employee’s Severance Period,

(ii)
the date on which the Covered Employee’s new benefits plan coverage commences with a new employer, and

(iii)
the date on which such COBRA continuation health coverage is no longer in force;

•
at the request of the Covered Employee and as determined in the Severance Plan administrator’s sole discretion, the arrangement of and payment for reasonable outplacement services by the company for up to six months following the Covered Employee’s date of termination of employment;
•
any unpaid annual or other bonus earned in respect of any completed bonus period that ended prior to the date of the Covered Employee’s Covered Termination that the Severance Plan administrator determines to be payable to the Covered Employee in its discretion pursuant to the company’s contingent compensation program;

•
solely in the case of a Change in Control Termination, a lump sum payment in an amount equal to the prorated portion of the Covered Employee’s annual target bonus for the year of the Covered Termination; and

•
in the case of a Change in Control Termination, full vesting of any unvested company equity awards held by the Covered Employee that vest based solely on continued service.

All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in our favor and continued compliance by the executive with any applicable noncompetition, nonsolicitation, and other obligations owed to the company or any of its subsidiaries.
See above under “—Narrative to Summary Compensation Table—Advisory Agreement” for a description of the advisory agreement entered into with Mr. Bensley.

Retirement Benefits

We maintain a retirement plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for “catch-up” contributions. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants.

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EXECUTIVE COMPENSATION | Limitation of Liability and Indemnification
Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.
Prohibition on Hedging and Certain Other Transactions

We prohibit our directors, officers, and employees (or any of their family members or designees) from directly or indirectly engaging in the following transactions with respect to securities of the Company:
•
short sales, including short sales “against the box”;

•
purchases or sales of put or call options or other derivative securities based on our securities; or

•
purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of securities of the company.

In addition, we prohibit our directors, officers, and employees from purchasing company securities on margin, borrowing against company securities held in a margin account, or pledging company securities as collateral for a loan.

Limitation of Liability and Indemnification

Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
•
for any breach of the director’s duty of loyalty to us or our stockholders;

•
for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•
for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
for any transaction from which the director derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of “first resort,” however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their

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EXECUTIVE COMPENSATION | Limitation of Liability and Indemnification
employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors’ employers.

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Director
COMPENSATION
Under our non-employee director compensation policy, which was adopted in August 2017 and amended in April 2019, February 2020, and September 2020 our non-employee directors receive the cash compensation set forth below, and an annual RSU award grant having an aggregate fair market value of $85,000 ($125,000 prior to September 2020) on the date of grant. Annual RSU awards are made at each annual meeting of stockholders, including the Annual Meeting. Each such RSU award will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual stockholder meeting following the date of grant. In addition, from and after the date our non-employee director compensation policy was first adopted, new non-employee directors are also eligible for an initial RSU award having an aggregate fair market value of $85,000 on the date of grant, which is the date of such director’s initial election to our board of directors, which amount shall be prorated based on time until the company’s next scheduled annual meeting of stockholders or, if the date of the annual meeting has not been set on the date of grant, the business day following the first anniversary of the last annual meeting. Such RSU award will vest in full on the first anniversary of the grant date. All RSU awards granted to our non-employee directors provide for the immediate acceleration of all vesting thereunder in the event of a change in control.
Each non-employee director is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows.

Non-employee director service	Annual cash retainer ($)
Non-employee directors	50,000
Additional annual retainers, for service as:
• Chairman of the Board	50,000
• Lead independent director, if appointed	20,000
• Chairman of the Audit Committee	15,000
• Non-chair member of the Audit Committee	7,500
• Chairman of the Compensation Committee	13,000
• Non-chair member of the Compensation Committee	6,500
• Chairman of the Nominating and Corporate Governance Committee	9,000
• Non-chair member of the Nominating and Corporate Governance Committee	4,500

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DIRECTOR COMPENSATION
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
The table below shows all compensation to our non-employee directors serving during 2020.

Name	Fees earned or paid in cash ($)	Stock awards(1)(2) ($)	Total ($)
Julie M.B. Bradley(3)	51,462	84,007	135,469
Tracy Britt Cool(3)	51,792	84,007	135,799
Jennifer Carr-Smith(4)	15,025	42,074	57,099
Peter Faricy(4)	13,000	42,074	55,074
Brenda Freeman(4)	14,172	42,074	56,246
Gary R. Hirshberg(3)	52,910	84,007	136,917
Elizabeth Huebner(5)	68,260	143,814	212,074
Brian P. Kelley(3)	48,872	84,007	132,879
Barry Salzberg(4)	10,656	42,074	52,730
Matthew B. Salzberg	100,000	84,007	184,007

(1)
The values disclosed represent the aggregate grant date fair value of restricted stock units granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock unit grants reported in this column are set forth in Note 12 “Share-based Compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)
As of December 31, 2020, the aggregate number of shares of our Class A common stock subject to outstanding stock awards held by our non-employee directors serving during 2020 was as follows:

Name	Aggregate number of stock awards
Julie M.B. Bradley	—
Tracy Britt Cool	—
Jennifer Carr-Smith	6,080
Peter Faricy	6,080
Brenda Freeman	6,080
Gary R. Hirshberg	—
Elizabeth Huebner	18,043
Brian P. Kelley	—
Barry Salzberg	6,080
Matthew B. Salzberg	12,501

(3)
Mses. Bradley and Britt-Cool and Messrs. Hirshberg and Kelley resigned from the board of directors effective October 2020, upon which all unvested stock awards held by Mses. Bradley and Britt-Cool and Messrs. Hirshberg and Kelley were automatically forfeited and cancelled.

(4)
Mses. Carr-Smith and Freeman and Messrs. Faricy and B. Salzberg were appointed to the board of directors effective October 2020.

(5)
Ms. Huebner was appointed to the board of directors effective January 2020.

As a general matter, we do not provide any additional compensation to Ms. Kozlowski, our president and chief executive officer, for her service as a member of our board of directors. The compensation related to Ms. Kozlowski’s service as president and chief executive officer of the company paid in 2020 is set forth above under “Executive Compensation—Summary Compensation Table.”
In connection with becoming a public company, our non-employee director compensation policy was developed in 2016, taking into consideration the observations and recommendations of Compensia, a national management consulting firm, who provided survey data of a group of other publicly traded companies of similar size and industries, and considered the overall economic environment and

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DIRECTOR COMPENSATION
trends and developments in non-employee director compensation. In 2019, Compensia assisted our compensation committee in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairman of the board by a non-employee based on the peer group data described above and comparable companies within Compensia’s Tech 150. In September 2020, in connection with the refresh of our board of directors, our compensation committee reviewed publicly available data regarding director compensation of comparable companies based on revenue and market capitalization, and modified our non-employee director compensation policy to reduce the amount of annual stock-based compensation paid to non-employee directors from $125,000 to $85,000.

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Certain Relationships
AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company’s best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
Pursuant to the SEC’s related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•
interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction;

•
interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

•
interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;

•
compensation arrangements with executive officers if the compensation has been approved, or recommended to the board of directors for approval, by our compensation committee;

•
compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
•
interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;

•
a transaction where the rates or charges involved in the transaction are determined by competitive bids;

•
a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; and

•
a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

In addition, our board of directors has determined that transactions that are specifically contemplated by our corporate charter or by-laws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in its charter.
We did not have a written policy regarding the review and approval of related person transactions prior to our IPO in June 2017. Nevertheless, with respect to such transactions, it was historically the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unrelated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our company’s best interests. In addition, all related person transactions historically required prior approval, or later ratification, by our board of directors.

Related Person Transactions

Below we describe transactions since January 1, 2019 to which we were or will be a participant and in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
REGISTRATION RIGHTS
We are a party to an investors’ rights agreement, originally entered into in January 2013 and most recently amended and restated in May 2015, with our significant stockholders, including entities affiliated with Matthew B. Salzberg, Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement and The Matthew Salzberg Family 2014 Trust. The investors’ rights agreement provides these holders the right to request that their shares be included in a registration statement that we are otherwise filing. Pursuant to the investors’ rights agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is effected.
INDEMNIFICATION AGREEMENTS
Our restated certificate of incorporation, as amended, provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.
ARRANGEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS
For a description of the compensation arrangements that we have with our executive officers and directors, see “Executive Compensation.”

BLUE APRON 2021 PROXY STATEMENT   48

Transaction
OF OTHER BUSINESS
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Additional
INFORMATION
Procedures for Submitting Stockholder Proposals

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING
We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2022 annual meeting of stockholders but not included in the proxy statement by March 16, 2022, but not before February 14, 2022. However, in the event the 2022 annual meeting of stockholders is scheduled to be held on a date before May 15, 2022, or after August 13, 2022, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder must give written notice of such proposals to us at:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
Any nomination must include all the information specified in our amended and restated by-laws, including but not limited to:
•
all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act,

•
the person’s written consent to be named in the proxy statement and to serve as a director if elected, and

•
such information as we might reasonably require to determine the eligibility of the person to serve as a director.

As to other business, the notice must include all information specified in our amended and restated by-laws, including but not limited to:
•
a brief description of the business desired to be brought before the meeting,

•
the reasons for conducting such business at the meeting, and

•
any material interest of such stockholder (and the beneficial owner) in the proposal.

The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

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ADDITIONAL INFORMATION | Procedures for Submitting Stockholder Proposals
REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY’S PROXY MATERIALS
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2022 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 29, 2021. Such proposals must be delivered to:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005

BLUE APRON 2021 PROXY STATEMENT   50

ANNEX A
CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
BLUE APRON HOLDINGS, INC.
Pursuant to Section 242
of the General Corporation Law of the State of Delaware
Blue Apron Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1.      The Restated Certificate of Incorporation of the Corporation (as heretofore amended, the “Restated Certificate”) is hereby amended by deleting Section 3 and 4 of Article TENTH, and inserting the following in lieu thereof:
“3.   Classes of Directors and Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated Class I, Class II and Class III. For so long as there are three classes of directors, each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Notwithstanding the foregoing, subject to the rights of holders of any series of Preferred Stock to elect directors, commencing with the 2022 annual meeting of stockholders, the directors shall be divided into two classes, with the successors of the directors whose terms expire at that meeting being elected for a one-year term expiring at the 2023 annual meeting of stockholders; commencing with the 2023 annual meeting of stockholders, there shall be a single class of directors, with the successors of the directors whose terms expire at that meeting being elected for a one-year term expiring at the 2024 annual meeting of stockholders; and commencing with the 2024 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all directors shall be elected for one-year terms expiring at the next annual meeting of stockholders; provided, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal. For the avoidance of doubt, the directors elected at the 2021 annual meeting of stockholders will serve for a term expiring at the 2024 annual meeting of stockholders; the directors who were elected at the 2020 annual meeting of stockholders will serve for a term expiring at the 2023 annual meeting; and the directors who were elected at the 2019 annual meeting of stockholders will serve for a term expiring at the 2022 annual meeting; provided, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.
4. [Reserved.]”
2.      The Restated Certificate is hereby amended by deleting Section 7 of Article TENTH, and inserting the following in lieu thereof:
“7.   Removal. Subject to the rights of holders of any series of Preferred Stock, for so long as the Board of Directors is classified, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. At any time that the Board of Directors is no longer classified, directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors.”
3.      The Restated Certificate is hereby amended by deleting Section 8 of Article TENTH, and inserting the following in lieu thereof:
“8.   Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled

A-1   BLUE APRON 2021 PROXY STATEMENT

only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders and until his or her successor shall be duly elected and qualified; provided, however that notwithstanding the foregoing, until the 2024 annual meeting of stockholders, a director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.”
4.      The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

BLUE APRON 2021 PROXY STATEMENT   A-2

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
investors.blueapron.com

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Blue Apron

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Prior to the Meeting - Go to **www.investorvote.com/APRN** or scan the QR code — login details are located in the shaded bar below.
Vote by 11:59 p.m., Eastern Time on June 13, 2021.

During the Meeting - Go to **www.meetingcenter.io/269560249.**

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Linda F. Kozlowski	☐	☐
02 - Barry Salzberg	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T

2 2 B V 5 0 1 3 6 6

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Preliminary Copy - Subject to Completion

The 2021 Annual Meeting of Stockholders of Blue Apron Holdings, Inc. will be held on
Monday, June 14, 2021 at 10:00 A.M. Eastern Time, virtually via the internet at www.meetingcenter.io/269560249.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
If you attend the virtual meeting, you may vote your shares electronically during the virtual meeting until the polls close.

The password for this meeting is APRN2021.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Blue Apron Holdings, Inc.

Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 14, 2021

The undersigned stockholder hereby appoints Linda F. Kozlowski and Meredith L. Deutsch, or any of them, as proxies, each with power of substitution, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Blue Apron Holdings, Inc. to be held on June 14, 2021, held virtually at www.meetingcenter.io/269560249, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please vote, sign, date and return this proxy card promptly using the enclosed return envelope or vote by telephone or the internet.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.